Exhibit 99.1

NEWS RELEASE

30 North LaSalle Street, Suite 4000, Chicago, IL 60602
Office: 312-630-1900 • Fax: 312-630-9299

As previously announced, TDSTM will hold a teleconference Feb. 26, 2009 at 10:00 a.m. Chicago time. Interested parties may listen to the call live via the Internet by accessing the Conference Calls page of www.teldta.com.

Contact:	Mark A. Steinkrauss, Vice President, Corporate Relations
(312) 592-5384 mark.steinkrauss@teldta.com

Julie D. Mathews, Manager, Investor Relations
(312) 592-5341 julie.mathews@teldta.com

FOR RELEASE: IMMEDIATE

TDS REPORTS FOURTH QUARTER AND FULL-YEAR FINANCIAL RESULTS

NON-CASH IMPAIRMENT CHARGES RELATED TO SFAS 142

Note: Comparisons are year over year unless otherwise noted.

4Q 2008 Highlights

Enterprise/TDS Corporate

•                  1.7 percent increase in operating revenues, to $1,264.0 million.

•                  Repurchased 1,555,627 TDS common shares and 1,442,629 TDS special common shares for $44.6 million and $40.0 million, respectively.

Wireless/U.S. Cellular®

•                  2.0 percent increase in service revenues, to $977.0 million.

•                  31.8 percent increase in data revenues, to $142.1 million, representing 14.5 percent of service revenues.

•                  Retail postpay churn low at 1.6 percent; postpay customers comprised 95 percent of retail customers.

Wireline/TDS Telecom®

•                  24.0 percent increase in ILEC DSL (digital subscriber line) customers, to 178,000; CLEC DSL customers totaled 40,100.

•                  18.9 percent increase in ILEC data revenues, to $24.2 million.

•                  ILEC equivalent access lines increased 1.8 percent to 776,700, due in part to acquisitions; ILEC physical access lines declined to 566,200.

Full-Year 2008 Highlights

Enterprise/TDS Corporate

•                  5.4 percent increase in operating revenues, to $5,092.0 million.

•                  Repurchased 5,861,822 TDS common and special common shares for $199.6 million.

Wireless/U.S. Cellular®

•                  7.1 percent increase in service revenues, to $3,940.3 million.

•                  39.1 percent increase in data revenues, to $511.7 million.

•                  4.0 percent increase in ARPU, to $53.23.

•                  Retail postpay churn low at 1.5 percent.

Wireline/TDS Telecom®

•                  23.3 percent increase in data revenues to $90 million.

CHICAGO — Feb. 26, 2009 — Telephone and Data Systems, Inc. [NYSE:TDS, TDS.S] reported operating revenues of $1,264.0 million for the fourth quarter of 2008, an increase of 1.7 percent from $1,242.7 million in the comparable period one year ago.  In the fourth quarter, TDS recorded a $414.4 million impairment, which will be discussed later in this release.  Although the impairment resulted in a loss for the quarter, it was a non-cash charge and did not affect cash or cash flow.

“We are proud to have completed our 40th year of providing outstanding communications services to our customers,” said LeRoy T. Carlson, Jr., TDS president and chief executive officer.  At the same time, we reached the $5 billion revenue mark and now provide wireless and wireline telecommunications services to nearly 7.4 million customers in 36 states.  We have every intention of keeping this momentum going.

“U.S. Cellular and TDS delivered solid fourth quarter results, particularly in light of the dramatically slowing economy.  U.S. Cellular continued to execute on its strategy of delivering high customer satisfaction.  In the quarter, U.S. Cellular added 41,000 net new retail postpay customers.  At year end postpay represented 95 percent of the retail customer base.  Data revenues continued to be strong, growing 32 percent in the quarter, and represented 14.5 percent of service revenues.  ARPU was up year over year for the 13th consecutive quarter, while postpay churn remained low at 1.6 percent.

“TDS Telecom continued to make considerable progress toward being the preferred broadband provider in its markets.  TDS Telecom’s goal is to make 10 MB service available to more than 50 percent of its customer base in 2009.  Additionally, TDS Telecom plans to offer 25 MB or faster service to selected competitive markets in 2009 and 2010.  In the quarter, ILEC DSL subscribers increased 24 percent, contributing to a 19 percent increase in data revenues.  TDS Telecom is aggressively selling Triple Play bundles, and added 3,900 Triple Play voice, DSL, and satellite TV customers in the quarter.  Triple Play customers now total 58,500.  Customer churn for Triple Play bundles is very low at 0.5 percent.

“TDS Telecom has also introduced a new service called managedIP.  This hosted Internet Protocol (IP) solution offers small and medium businesses a single converged voice and data communications solution. Unlike most VoIP services, which use the public Internet to deliver voice services, managedIP is delivered over a private, secure, and dedicated network that’s hosted at a secure TDS facility.  Businesses are able to focus on increasing sales and providing improved customer service, while TDS manages, protects, and upgrades their communications systems.  Because this is a hosted solution, it allows the customer to avoid a big capital expense, which is a benefit to businesses, particularly during these tough economic times.

“To support the extension of managedIP, TDS Telecom plans to begin implementing a 10G regional fiber transport network in 2009.  The 10G network will provide much more capacity, lower costs, and enhanced reliability through redundancy, and will allow the company to roll out new services more quickly in more markets.  TDS Telecom expects to connect a majority of its customers with the new network by year end.

“During the quarter, TDS Telecom closed on its acquisition of State Long Distance Telecom located in southeastern Wisconsin.  At year end, State Long Distance Telecom served 9,100 access lines and 2,300 DSL lines.”

Outlook for 2009

“For 2009,” continued Carlson, “TDS is well-positioned to grow during these difficult times by continuing to deliver outstanding customer satisfaction. Both businesses have proven, targeted, and effective strategies.  They are both financially strong and generate positive cash flows from operating activities.  TDS and U.S. Cellular are investment-grade and have very strong balance sheets that provide financial flexibility.  And, TDS has 12,500 excellent associates and employees who are committed to delivering outstanding quality and value to our customers and generating value for shareholders.”

Material Weakness Eliminated

In the fourth quarter of 2008, TDS completed the implementation of previously reported enhanced internal controls related to income tax accounting.  These controls are operating effectively and, as a result, the company no longer has a material weakness related to income taxes.

SFAS 142 Impairment Charges

TDS recorded an impairment of licenses of $414.4 million in the fourth quarter of 2008 in accordance with Statement of Financial Accounting Standards, “Goodwill and Other Intangible Assets” (“SFAS No. 142”). Of the $414.4 million, $386.7 million is recorded at U.S. Cellular.

The impairment charge had no impact on cash or cash flow.

In accordance with SFAS No. 142, TDS and U.S. Cellular performed annual impairment tests of the companies’ licenses and goodwill in the second quarter of 2008 and concluded at that time that there was no impairment.  As a result of the further deterioration in the credit and financial markets and the accelerated decline in the overall economy in the fourth quarter of 2008, TDS and U.S. Cellular updated the impairment assessment of licenses and goodwill as of Dec. 31, 2008.  The impairment assessment resulted in a $414.4 million impairment to licenses and no impairment to goodwill.

Guidance

Guidance for the year ending Dec. 31, 2009 is as follows. There can be no assurance that final results will not differ materially from this guidance.

U.S. Cellular 2009 guidance as of Feb. 26, 2009 is as follows:

Net Retail Customer Additions	75,000-150,000
Service Revenue	$3,900-$4,000 million
Operating Income	$275-$350 million
Depreciation, Amortization & Accretion(1)	Approx. $600 million
Capital Expenditures	Approx. $575 million

TDS Telecom (ILEC and CLEC) 2009 guidance as of Feb. 26, 2009 is as follows:

Operating Revenues	$780-$820 million
Operating Income	$100-$130 million
Depreciation, Amortization & Accretion(1)	Approx. $160 million
Capital Expenditures	Approx. $130 million

(1)          Includes losses on disposals of assets

This guidance represents the views of management as of Feb. 26, 2009 and should not be assumed to be accurate as of any other date. TDS undertakes no legal duty to update such information, whether as a result of new information, future events, or otherwise.

Stock Repurchase Summary

The following represents repurchases of both TDS common shares and TDS special common shares.

Repurchase Period	# Shares	Cost (in millions)
2008 (fourth quarter)	2,998,256	$84.6
2008 (third quarter)	806,900	$30.3
2008 (second quarter)	1,015,650	$39.6
2008 (first quarter)	1,041,016	$45.1
2008 (full year)	5,861,822	$199.6

2007 (full year)	2,076,979	$126.7

Total 2007 and 2008	7,938,801	$326.3

Conference call information

TDS will hold a conference call on Feb. 26 at 10:00 a.m. Chicago time.

•                  Access the live call online at http://www.videonewswire.com/event.asp?id=56184 or on the Conference Calls page of www.teldta.com.

•                  Access the call by phone at 800/706-9695 (US/Canada) and use conference ID 86129191.

Before the call, certain financial and statistical information to be discussed during the call will be posted to the Conference Calls page of www.teldta.com, together with reconciliations to generally accepted accounting principles (GAAP) of any non-GAAP information to be disclosed. The call will be archived on the Conference Calls page of www.teldta.com.

About TDS

Telephone and Data Systems, Inc. (TDS), a Fortune 500® company, provides wireless, local and long-distance telephone, and broadband services to nearly 7.4 million customers in 36 states through its business units, U.S. Cellular (wireless) and TDS Telecom (wireline). Founded in 1969 and headquartered in Chicago, TDS employed 12,500  employees as of Dec. 31, 2008. For more information about TDS, visit www.teldta.com.

About U.S. Cellular®

United States Cellular Corporation, the nation’s fifth-largest, full-service wireless carrier, provides a comprehensive range of wireless products and services, excellent customer support, and a high-quality network to nearly 6.2 million customers in 26 states. The Chicago-based company employed 8,500 full-time equivalent associates as of Dec. 31, 2008. For more information about U.S. Cellular, visit www.uscellular.com.

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995: All information set forth in this news release, except historical and factual information, represents forward-looking statements. This includes all statements about the company’s plans, beliefs, estimates and expectations. These statements are based on current estimates, projections and assumptions, which involve certain risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. Important factors that may affect these forward-looking statements include, but are not limited to: The ability of U.S. Cellular to successfully grow its markets; the current credit crisis affecting financial markets, and its effects on the overall economy; competition; the access to and pricing of unbundled network elements; the state and federal telecommunications regulatory environment; the value of assets and investments; adverse changes in the ratings afforded TDS and U.S. Cellular debt securities by accredited ratings organizations; industry consolidation; advances in telecommunications technology; uncertainty of access to the capital markets; risks and uncertainties relating to possible future restatements; pending and future litigation; changes in income tax rates, laws, regulations or rulings; acquisitions/divestitures of properties and/or licenses; and changes in customer growth rates, average monthly revenue per unit, churn rates, roaming revenue and terms, the availability of handset devices, or the mix of products and services offered by U.S. Cellular and TDS Telecom. Investors are encouraged to consider these and other risks and uncertainties that are discussed in the Form 8-K used by TDS to furnish this press release to the SEC, which are incorporated by reference herein.

IMPORTANT INFORMATION:  TDS and its directors, executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies from the shareholders of TDS in connection with the TDS 2009 annual meeting of shareholders.  Information regarding TDS directors and executive officers and their respective interests in TDS by security holdings or otherwise is set forth in TDS’ proxy statement relating to its 2008 annual meeting, as filed with the Securities and Exchange Commission (“SEC”) on April 15, 2008, which may be obtained free of charge at the SEC’s website at www.sec.gov and TDS’ website at www.teldta.com.  Additional information concerning participants that may be soliciting proxy statements on behalf of the TDS board of directors and their respective interests in TDS by security holdings or otherwise will be included in the proxy statement filed by TDS in connection with its 2009 annual meeting of shareholders.  The 2009 proxy statement, other solicitation material and other reports that TDS files with the SEC, when available, can be obtained free of charge at the SEC’s web site at www.sec.gov or from TDS on its website at www.teldta.com.  TDS SHAREHOLDERS ARE ADVISED TO READ CAREFULLY THE PROXY STATEMENT AND OTHER SOLICITATION MATERIAL FILED BY TDS IN CONNECTION WITH THE TDS 2009 ANNUAL MEETING OF SHAREHOLDERS WHEN THEY BECOME AVAILABLE BEFORE MAKING ANY VOTING DECISION BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION RELATING TO THE ELECTION OF DIRECTORS OF TDS.

For more information about TDS and its subsidiaries, visit the Web sites at:

TDS: www.teldta.com	TDS Telecom: www.tdstelecom.com
USM: www.uscellular.com

UNITED STATES CELLULAR CORPORATION

SUMMARY OPERATING DATA

Quarter Ended	12/31/2008	9/30/2008	6/30/2008	3/31/2008	12/31/2007
Total Population:
Consolidated markets (1)	83,014,000	82,875,000	82,875,000	82,846,000	82,371,000
Consolidated operating markets (1)	46,009,000	45,493,000	45,493,000	45,262,000	44,955,000
All customers:
Customer units (2)	6,196,000	6,176,000	6,194,000	6,175,000	6,102,000
Gross customer unit additions	395,000	367,000	365,000	408,000	436,000
Net customer unit additions (losses)	20,000	(18,000)	16,000	73,000	44,000
Market penetration at end of period:
Consolidated markets (3)	7.5%	7.5%	7.5%	7.5%	7.4%
Consolidated operating markets (3)	13.5%	13.6%	13.6%	13.6%	13.6%
Retail customers:
Customer units (2)	5,707,000	5,674,000	5,677,000	5,640,000	5,564,000
Gross customer unit additions	352,000	325,000	318,000	360,000	367,000
Net postpay customer unit additions	41,000	12,000	33,000	72,000	70,000
Net prepay customer unit additions (losses)	(8,000)	(15,000)	1,000	13,000	(6,000)
Cell sites in service	6,877	6,716	6,596	6,452	6,383
Average monthly revenue per unit (4)	$52.71	$54.59	$53.27	$52.24	$52.60
Retail service revenue per unit (4) (7)	$46.43	$46.97	$46.53	$46.18	$46.39
Inbound roaming revenue per unit (4) (7)	$4.25	$5.03	$4.54	$3.95	$4.22
Other revenue per unit (4) (7)	$2.03	$2.59	$2.20	$2.11	$1.99
Minutes of use (MOU) - Voice (5)	678	695	704	701	689
Postpay churn rate (6)	1.6%	1.6%	1.4%	1.4%	1.5%
Construction Expenditures (000s)	$190,000	$146,100	$137,800	$111,700	$188,100

(1)          “Total population of consolidated markets” and “Total population of consolidated operating markets” are used only for the purposes of calculating market penetration of consolidated markets and consolidated operating markets, respectively, which is calculated by dividing customers by the total market population (without duplication of population in overlapping markets).

(2)          All customer units as of December 31, 2007 and March 31, 2008, and retail customer units as of March 31, 2008 have been adjusted from amounts previously reported, as a result of a review of U.S. Cellular’s customer reporting procedures.

(3)          Calculated by dividing the number of wireless customers at the end of the period by the total population of consolidated markets and consolidated operating markets, respectively, as estimated by Claritas.

(4)          Per unit revenue measurements are derived from Service Revenues as reported in Financial Highlights for each respective quarter as follows:

Service Revenues (000s)	$976,952	$1,013,928	$987,352	$962,094	$957,896
Components:
Retail service revenue (000s)	860,503	872,397	862,392	850,470	844,848
Inbound roaming revenue (000s)	78,768	93,472	84,201	72,755	76,850
Other revenue (000s)	37,681	48,059	40,759	38,869	36,198

Divided by average customers (000s)	6,178	6,191	6,178	6,139	6,070
Divided by three months in each quarter	3	3	3	3	3

Average monthly revenue per unit	$52.71	$54.59	$53.27	$52.24	$52.60
Retail service revenue per unit	$46.43	$46.97	$46.53	$46.18	$46.39
Inbound roaming revenue per unit	$4.25	$5.03	$4.54	$3.95	$4.22
Other revenue per unit	$2.03	$2.59	$2.20	$2.11	$1.99

(5)          Average monthly voice minutes of use per customer (without roaming).

(6)          Postpay churn rate is calculated by dividing the total postpay customer disconnects during the quarter by the average postpay customer base for the quarter.

(7)          Long-distance revenue was reclassified in the fourth quarter of 2008 from Long-distance/Other revenue to Retail service revenue and Inbound roaming revenue. Previous quarters have been adjusted to reflect this change.

TELEPHONE AND DATA SYSTEMS, INC.

SUMMARY OPERATING DATA

Quarter Ended	12/31/2008	9/30/2008	6/30/2008	3/31/2008	12/31/2007
TDS Telecom
ILEC:
Access line equivalents(1)	776,700	773,700	774,300	767,100	762,700
Access lines	566,200	568,900	577,000	579,200	585,600
Digital Subscriber Lines (DSL) customers	178,000	171,000	164,100	154,800	143,500
Long Distance customers	347,000	346,600	346,100	344,900	345,200
Construction Expenditures (000s)	$50,200	$33,300	$22,800	$14,600	$41,300
CLEC:
Access line equivalents (1)	393,000	402,600	417,200	426,700	435,000
Percent of access lines on-switch	94.8%	94.6%	94.4%	94.3%	94.0%
Digital Subscriber Lines (DSL) customers	40,100	41,200	42,500	43,100	43,300
Construction Expenditures (000s)	$7,200	$4,500	$4,700	$3,500	$5,700

(1)               Equivalent access lines are the sum of physical access lines and high-capacity data lines adjusted to estimate the equivalent number of physical access lines in terms of capacity. A physical access line is the individual circuit connecting a customer to a telephone company’s central office facilities.

TELEPHONE AND DATA SYSTEMS, INC.

CONSOLIDATED STATEMENT OF OPERATIONS HIGHLIGHTS

Three Months Ended December 31,

(Unaudited, dollars and shares in thousands, except per share amounts)

			Increase/ (Decrease)
	2008	2007	Amount	Percent
Operating Revenues
U.S. Cellular	$1,052,862	$1,024,110	$28,752	2.8%
TDS Telecom	204,790	211,656	(6,866)	(3.2)%
All Other(1)	6,317	6,942	(625)	(9.0)%
	1,263,969	1,242,708	21,261	1.7%
Operating Expenses
U.S. Cellular
Expenses excluding depreciation, amortization and accretion	845,013	771,609	73,404	9.5%
Depreciation, amortization and accretion	143,709	142,279	1,430	1.0%
Loss on asset disposals, net	6,602	26,117	(19,515)	(74.7)%
Loss on impairment of intangible assets	386,653	20,840	365,813	N/M
	1,381,977	960,845	421,132	43.8%
TDS Telecom
Expenses excluding depreciation, amortization and accretion	130,154	136,422	(6,268)	(4.6)%
Depreciation, amortization and accretion	40,751	40,639	112	0.3%
Loss on asset disposals, net	508	—	508	N/M
	171,413	177,061	(5,648)	(3.2)%
All Other(1)
Expenses excluding depreciation and amortization	6,739	4,478	2,261	50.5%
Depreciation and amortization	3,458	3,667	(209)	(5.7)%
(Gain) Loss on asset disposals, net	(4)	—	(4)	N/M
Loss on impairment of intangible assets	27,723	—	27,723	N/M
	37,916	8,145	29,771	N/M

Total Operating Expenses	1,591,306	1,146,051	445,255	38.9%
Operating Income (Loss)
U.S. Cellular	(329,115)	63,265	(392,380)	N/M
TDS Telecom	33,377	34,595	(1,218)	(3.5)%
All Other (1)	(31,599)	(1,203)	(30,396)	N/M
	(327,337)	96,657	(423,994)	N/M
Investment and Other Income (Expense)
Equity in earnings of unconsolidated entities	22,867	20,437	2,430	11.9%
Interest and dividend income	3,313	16,784	(13,471)	(80.3)%
Gain (loss) on investments and financial instruments	—	(148,284)	148,284	N/M
Interest expense	(29,265)	(45,960)	16,695	36.3%
Other, net	127	(1,444)	1,571	N/M
	(2,958)	(158,467)	155,509	98.1%
Loss Before Income Taxes and Minority Interest	(330,295)	(61,810)	(268,485)	N/M
Income tax (benefit)	(133,443)	(14,791)	(118,652)	N/M
Loss Before Minority Interest	(196,852)	(47,019)	(149,833)	N/M
Minority share of income, net of tax	27,926	(9,304)	37,230	N/M
Net Loss	(168,926)	(56,323)	(112,603)	N/M
Preferred dividend requirement	(13)	(13)	—	0.0%
Net Loss Available to Common	$(168,939)	$(56,336)	$(112,603)	N/M

Basic Weighted Average Shares Outstanding	113,711	117,914	(4,203)	(3.6)%
Basic Loss Per Share	$(1.49)	$(0.48)	$(1.01)	N/M

Diluted Weighted Average Shares Outstanding	113,711	117,914	(4,203)	(3.6)%
Diluted Loss Per Share	$(1.49)	$(0.48)	$(1.01)	N/M

(1)Consists of Suttle Straus printing and distribution operations, corporate operations and intercompany eliminations.

N/M - Percentage change not meaningful

TELEPHONE AND DATA SYSTEMS, INC.

CONSOLIDATED STATEMENT OF OPERATIONS HIGHLIGHTS

Year Ended December 31

(Unaudited, dollars and shares in thousands, except per share amounts)

			Increase (Decrease)
	2008	2007	Amount	Percent
Operating Revenues
U.S. Cellular	$4,243,185	$3,946,264	$296,921	7.5%
TDS Telecom	824,282	860,211	(35,929)	(4.2)%
All Other(1)	24,552	22,509	2,043	9.1%
	5,092,019	4,828,984	263,035	5.4%
Operating Expenses
U.S. Cellular
Expenses excluding depreciation, amortization and accretion	3,228,513	2,912,940	315,573	10.8%
Depreciation, amortization and accretion	576,931	578,186	(1,255)	(0.2)%
Loss on asset disposals, net	23,378	34,016	(10,638)	(31.3)%
Loss on impairment of intangible assets	386,653	24,923	361,730	N/M
	4,215,475	3,550,065	665,410	18.7%
TDS Telecom
Expenses excluding depreciation, amortization and accretion	522,815	561,547	(38,732)	(6.9)%
Depreciation, amortization and accretion	158,366	157,462	904	0.6%
Loss on asset disposals, net	857	—	857	N/M
	682,038	719,009	(36,971)	(5.1)%
All Other (1)
Expenses excluding depreciation and amortization	23,788	19,524	4,264	21.8%
Depreciation and amortization	14,780	12,488	2,292	18.4%
Loss on asset disposals, net	61	—	61	N/M
Loss on impairment of intangible assets	27,723	—	27,723	N/M
	66,352	32,012	34,340	N/M

Total Operating Expenses	4,963,865	4,301,086	662,779	15.4%
Operating Income (Loss)
U.S. Cellular	27,710	396,199	(368,489)	(93.0)%
TDS Telecom	142,244	141,202	1,042	0.7%
All Other (1)	(41,800)	(9,503)	(32,297)	N/M
	128,154	527,898	(399,744)	(75.7)%
Investment and Other Income (Expense)
Equity in earnings of unconsolidated entities	89,812	91,831	(2,019)	(2.2)%
Interest and dividend income	39,131	199,435	(160,304)	(80.4)%
Gain (loss) on investments and financial instruments	31,595	81,423	(49,828)	(61.2)%
Interest expense	(137,899)	(208,736)	70,837	33.9%
Other, net	2,213	(6,401)	8,614	N/M
Total Investment and Other Income (Expense)	24,852	157,552	(132,700)	(84.2)%
Income Before Income Taxes, Minority Interest and Extraordinary Item	153,006	685,450	(532,444)	(77.7)%
Income tax expense	30,093	269,054	(238,961)	(88.8)%
Income Before Minority Interest and Extraordinary Item	122,913	416,396	(293,483)	(70.5)%
Minority share of income, net of tax	(29,372)	(73,111)	43,739	59.8%
Income Before Extraordinary Item	93,541	343,285	(249,744)	(72.8)%
Extraordinary Item, net of taxes	—	42,827	(42,827)	N/M
Net Income	93,541	386,112	(292,571)	(75.8)%
Preferred dividend requirement	(52)	(52)	—	0.0%
Net Income Available to Common	$93,489	$386,060	$(292,571)	(75.8)%

Basic Weighted Average Shares Outstanding	115,817	117,624	(1,807)	(1.5)%
Basic Earnings Per Share
Income before extraordinary item	$0.81	$2.92	(2.11)	(72.3)%
Extraordinary item	—	0.36	(0.36)	N/M
Net income available to common	$0.81	$3.28	$(2.47)	(75.3)%

Diluted Weighted Average Shares Outstanding	116,255	119,126	(2,871)	(2.4)%
Diluted Earnings Per Share
Income before extraordinary item	0.80	$2.86	(2.06)	(72.0)%
Extraordinary item	—	0.36	(0.36)	N/M
Net income available to common	$0.80	$3.22	$(2.42)	(75.2)%

(1)Consists of Suttle Straus printing and distribution operations, corporate operations and intercompany eliminations.

N/M - Percentage change not meaningful

TELEPHONE AND DATA SYSTEMS, INC.

CONSOLIDATED BALANCE SHEET HIGHLIGHTS

(Unaudited, dollars in thousands)

ASSETS

	December 31,	December 31,
	2008	2007
Current Assets
Cash and cash equivalents	$777,309	$1,174,446
Short-term investments	27,705	—
Marketable equity securities	—	1,917,893
Accounts receivable from customers and other	516,849	530,421
Inventory	122,377	115,818
Other current assets	184,696	137,010
	1,628,936	3,875,588

Investments
Licenses	1,441,440	1,516,629
Goodwill	707,079	679,129
Customer lists	34,032	25,851
Investments in unconsolidated entities	205,768	206,418
Other investments	10,623	11,509
	2,398,942	2,439,536

Property, Plant and Equipment, net
U.S. Cellular	2,620,376	2,595,096
TDS Telecom	918,454	900,267
Other	30,094	29,739
	3,568,924	3,525,102

Other Assets and Deferred Charges	55,614	53,917

Total Assets	$7,652,416	$9,894,143

TELEPHONE AND DATA SYSTEMS, INC.

CONSOLIDATED BALANCE SHEET HIGHLIGHTS

(Unaudited, dollars in thousands)

LIABILITIES AND STOCKHOLDERS’ EQUITY

	December 31,	December 31,
	2008	2007
Current Liabilities
Current portion of long-term debt	$15,337	$3,860
Forward contracts	—	1,005,512
Accounts payable	319,575	308,882
Customer deposits and deferred revenues	174,101	166,191
Accrued interest	14,236	18,456
Accrued taxes	25,192	40,439
Accrued compensation	90,512	91,703
Derivative liability	—	711,692
Net deferred income tax liability	—	327,162
Other current liabilities	134,334	125,622
	773,287	2,799,519

Deferred Liabilities and Credits
Net deferred income tax liability	471,623	555,593
Other deferred liabilities and credits	368,045	328,070
	839,668	883,663

Long-Term Debt	1,621,422	1,632,226

Minority Interest in Subsidiaries	649,700	651,537

Preferred Shares	852	860

Common Stockholders’ Equity
Common Shares, $.01 par value	566	566
Special Common Shares, $.01 par value	630	629
Series A Common Shares, $.01 par value	65	64
Capital in excess of par value	2,066,597	2,048,110
Treasury Shares, at cost
Common Shares	(163,012)	(120,544)
Special Common Shares	(350,087)	(204,914)
Accumulated other comprehensive income	(16,812)	511,776
Retained earnings	2,229,540	1,690,651
	3,767,487	3,926,338

Total Liabilities and Stockholders’ Equity	$7,652,416	$9,894,143

BALANCE SHEET HIGHLIGHTS

December 31, 2008

(Unaudited, dollars in thousands)

	U.S.	TDS	TDS Corporate	Intercompany	TDS
	Cellular	Telecom	& Other	Eliminations	Consolidated
Cash and cash equivalents	$170,996	$4,496	$601,817	$—	$777,309
Affiliated cash investments	—	581,165	—	(581,165)	—
Notes receivable—affiliates	—	—	253,582	(253,582)	—
	$170,996	$585,661	$855,399	$(834,747)	$777,309

Licenses, goodwill and customer lists	$1,936,630	$437,152	$(191,231)	$—	$2,182,551
Investment in unconsolidated entities	156,637	6,517	47,616	(5,002)	205,768
Other investments	4,297	2,725	3,601	—	10,623
	$2,097,564	$446,394	$(140,014)	$(5,002)	$2,398,942

Property, Plant and Equipment, net	$2,620,376	$918,454	$30,094	$—	$3,568,924

Long-term Debt:
Current portion	$10,258	$254,035	$585,791	$(834,747)	$15,337
Non-current portion	996,636	2,656	622,130	—-	1,621,422
Total	$1,006,894	$256,691	$1,207,921	$(834,747)	$1,636,759

Preferred Shares	$—	$—	$852	$—	$852

Construction expenditures:
Quarter ended 12/31/08	$190,000	$57,400	$2,400	—	$249,800
Year ended 12/31/08	$585,600	$140,800	$8,500	—	$734,900

TDS Telecom Highlights

Three Months Ended December 31,

(Unaudited, dollars in thousands)

			Increase (Decrease)
	2008	2007	Amount	Percent
Local Telephone Operations
Operating Revenues
Voice	$49,649	$51,492	$(1,843)	(3.6)%
Data	24,171	20,329	3,842	18.9%
Network access	68,476	73,612	(5,136)	(7.0)%
Miscellaneous	10,735	10,615	120	1.1%
	153,031	156,048	(3,017)	(1.9)%
Operating Expenses
Cost of services and products	45,241	44,878	363	0.8%
Selling, general and administrative expenses	42,579	45,770	(3,191)	(7.0)%
Depreciation, amortization and accretion	34,340	34,528	(188)	(0.5)%
Loss on asset disposals	434	—	434	N/M
	122,594	125,176	(2,582)	(2.1)%

Operating Income	$30,437	$30,872	$(435)	(1.4)%

Competitive Local Exchange Carrier Operations
Revenues	$53,295	$57,440	$(4,145)	(7.2)%

Expenses excluding depreciation, amortization and accretion	43,870	47,606	(3,736)	(7.8)%
Depreciation, amortization and accretion	6,411	6,111	300	4.9%
Loss on asset disposals	74	—	74	N/M
	50,355	53,717	(3,362)	(6.3)%

Operating Income	$2,940	$3,723	$(783)	(21.0)%

Intercompany revenues	$(1,536)	$(1,832)	$296	N/M
Intercompany expenses	(1,536)	(1,832)	296	N/M
	—	—	—

Total TDS Telecom Operating Income	$33,377	$34,595	$(1,218)	(3.5)%

N/M - Percentage change not meaningful.

TDS Telecom Highlights

Twelve Months Ended December 31,

(Unaudited, dollars in thousands)

			Increase (Decrease)
	2008	2007	Amount	Percent
Local Telephone Operations
Operating Revenues
Voice	$203,372	$218,888	$(15,516)	(7.1)%
Data	90,059	73,018	17,041	23.3%
Network access	278,484	301,287	(22,803)	(7.6)%
Miscellaneous	39,119	36,790	2,329	6.3%
	611,034	629,983	(18,949)	(3.0)%
Operating Expenses
Cost of services and products	184,285	193,761	(9,476)	(4.9)%
Selling, general and administrative expenses	166,787	175,392	(8,605)	(4.9)%
Depreciation, amortization and accretion	134,935	133,440	1,495	1.1%
Loss on asset disposals	466	—	466	N/M
	486,473	502,593	(16,120)	(3.2)%

Operating Income	$124,561	$127,390	$(2,829)	(2.2)%

Competitive Local Exchange Carrier Operations
Revenues	$220,002	$236,529	$(16,527)	(7.0)%

Expenses excluding depreciation, amortization and accretion	178,497	198,695	(20,198)	(10.2)%
Depreciation, amortization and accretion	23,431	24,022	(591)	(2.5)%
Loss on asset disposals	391	—	391	N/M
	202,319	222,717	(20,398)	(9.2)%

Operating Income	$17,683	$13,812	$3,871	28.0%

Intercompany revenues	$(6,754)	$(6,301)	$(453)	N/M
Intercompany expenses	(6,754)	(6,301)	(453)	N/M
	—	—	—

Total TDS Telecom Operating Income	$142,244	$141,202	$1,042	0.7%

N/M - Percentage change not meaningful.

TELEPHONE AND DATA SYSTEMS, INC.

CONSOLIDATED STATEMENT OF CASH FLOWS

Twelve Months Ended December 31,

(Unaudited, dollars in thousands)

	2008	2007
	(Dollars in thousands)
Cash Flows from Operating Activities
Net income	$93,541	$386,112
Add (Deduct) adjustments to reconcile net income to net cash flows from operating activities
Depreciation, amortization and accretion	750,077	748,136
Bad debts expense	83,004	74,988
Stock-based compensation expense	22,693	31,891
Deferred income taxes	(437,919)	(283,047)
(Gain) loss on investments and financial instruments, net	(31,595)	(81,423)
Equity in earnings of unconsolidated entities	(89,812)	(91,831)
Distributions from unconsolidated entities	92,335	87,404
Minority share of income	29,372	73,111
Loss on impairment of intangible assets	414,376	24,923
Loss on asset disposals, net	24,296	34,016
Extraordinary item, net of tax	—	(42,827)
Noncash interest expense	10,125	21,124
Excess tax benefit from stock awards	(1,966)	(28,981)
Other operating activities	(1,831)	(3,683)
Changes in assets and liabilities
Change in accounts receivable	(79,427)	(88,889)
Change in inventory	(17,123)	16,848
Change in accounts payable	6,804	13,905
Change in customer deposits and deferred revenues	7,692	24,725
Change in accrued taxes	(11,725)	56,225
Change in accrued interest	(4,221)	(8,273)
Change in other assets and liabilities	(9,804)	(23,422)
	848,892	941,032

Cash flows from investing activities
Additions to property, plant and equipment	(734,923)	(699,566)
Cash paid for acquisitions and licenses	(389,189)	(23,764)
Cash received from divestitures	6,838	4,277
Proceeds from disposition of investments	259,017	92,002
Cash paid to settle derivative liabilities	(17,404)	—
Proceeds from return of investments	1,335	—
Cash paid for short-term investments	(27,446)	—
Other investing activities	(980)	(804)
	(902,752)	(627,855)

Cash flows from financing activities
Issuance of notes payable	100,000	25,000
Issuance of long-term debt	—	2,857
Repayment of notes payable	(100,000)	(60,000)
Settlement of variable prepaid forward contracts	(47,357)	—
Repayment of long-term debt	(9,448)	(3,552)
TDS Common Shares and Special Common Shares reissued for benefit plans, net of tax payments	1,409	113,605
U.S. Cellular Common Shares reissued for benefit plans, net of tax payments	(2,288)	10,073
Excess tax benefit from stock awards	1,966	28,981
Repurchase of TDS Special Common Shares and Common Shares	(197,672)	(126,668)
Repurchase of U.S. Cellular Common Shares	(28,366)	(87,902)
Dividends paid	(47,320)	(45,830)
Distributions to minority partners	(16,769)	(8,559)
Other financing activities	2,568	(61)
	(343,277)	(152,056)

Net Increase (Decrease) in Cash and Cash Equivalents	(397,137)	161,121

Cash and Cash Equivalents -
Beginning of period	1,174,446	1,013,325
End of period	$777,309	$1,174,446